EXHIBIT 10.51




                     THIRD AMENDMENT TO CREDIT AGREEMENT AND
               SECOND AMENDMENT ADDITIONAL STOCK PLEDGE AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND SECOND AMENDMENT TO ADDITIONAL STOCK PLEDGE AGREEMENT (the "AMENDMENT"), dated as of December 1, 2004 (the
                                 ---------
"EFFECTIVE  DATE"),  is  made  by  and  among AMERICAN LEISURE HOLDINGS, INC., a
    ------------
Nevada  corporation  ("ALHI"),  CARIBBEAN LEISURE MARKETING LIMITED, an Antiguan
    -                  ----
limited  company  ("CLM"), CASTLECHART LIMITED, a United Kingdom private limited
                    ---
company ("CC") (ALHI, CLM and CC collectively referred to herein as the "BORROWERS" and individually as a "BORROWER"), and STANFORD VENTURE CAPITAL
                                        --------
HOLDINGS,  INC.  (the  "LENDER").  All  other  capitalized  terms  used  in this
                        ------
Amendment and not otherwise defined have the meanings set forth in that certain Credit Agreement dated as of June 17, 2004 (the "AGREEMENT").
                                                          ---------

                                    RECITALS
                                    --------

     WHEREAS, the Borrowers and Lender entered into the Agreement pursuant to which the Lender committed to make credit loans to the Borrowers; and

     WHEREAS, the Borrowers and Lender entered into that certain Additional Stock Pledge Agreement dated as of June 17, 2004 (the "ADDITIONAL STOCK PLEDGE
                                                         -----------------------
AGREEMENT")  pursuant  to  which  the  Borrowers  pledged  to  Lender a security
--------
interest in certain collateral; and

     WHEREAS, the Borrowers and the Lender entered into that certain First Amendment to Credit Agreement and Additional Stock Pledge Agreement, dated as of September 10, 2004 (the "FIRST AMENDMENT"), and that certain Second Amendment to
                         ---------------
$1  Million  Credit  Agreement  dated  as  of  November  16,  2004  (the "SECOND
                                                                          ------
AMENDMENT").
---------

     WHEREAS, the Borrowers executed a Promissory Note in the principal amount of $1,000,000 dated as of the initial Borrowing Date and a Renewal Promissory
Note in the principal amount of $1,155,000 dated as of September 10, 2004, each payable to the order of the Lender (collectively, the "NOTE"); and
                                                       ----

     WHEREAS,  the  Borrowers  and  Lender  (collectively the "PARTIES") wish to
                                                               -------
amend the Agreement and the Additional Stock Pledge Agreement as provided below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AMENDMENT
                                    ---------

     1.     MODIFICATION  OF  MAXIMUM  LOAN  COMMITMENT.  The  Maximum  Loan
            -------------------------------------------
Commitment as defined in Section 1.1.32 of the Agreement shall be increased to the aggregate principal amount of up to $1,355,000.00. All references in the Agreement to the Maximum Loan Commitment shall be revised to $1,355,000.00.

     2.     ADDITIONAL AVAILABILITY.  The following aggregate amounts (including
            -----------------------
all  advances  previously  made  under  the Agreement) shall be added to Section
1.1.4  of  the  Agreement:

          December  16,  2004              $1,255,000.00
          January  13,  2005               $1,355,000.00

     3.       INTEREST  PAYMENTS.  Section  2.7.2  of  the  Agreement  shall  be
              ------------------
replaced  in  its  entirety  to  read  as  follows:

     2.7.2 Borrower shall pay the Lender interest quarterly on the unpaid principal balance of the Loan, in arrears, at a per annum rate equal to eight percent (8%). Interest charges shall be computed on the basis of a year of 360 days and actual days elapsed, and will be payable to the Lender on each applicable Loan Payment Date. Interest shall accrue on the unpaid Principal Amount from advances previously made on and after April 22, 2004 until April 22, 2007 (the "MATURITY DATE"). Payments of the Interest due under this Note shall
            -------------
be made as follows in immediately available lawful money of the United States of
America:

          (i) Through December 31, 2004, quarterly in arrears.

          (ii) All Interest accruing from January 1, 2005 until March 31, 2006 shall be payable in a lump sum on April 3, 2006.

          (iii) Interest accruing on and after April 1, 2006 shall be payable quarterly in arrears.

          (iv) Upon the Maturity Date, all of the principal amount of the Note, all accrued and unpaid Interest, and all other sums due and owing to Lender hereunder shall be paid in full; each payment is to be applied first to accrued and unpaid Interest and the balance in the reduction of the principal amount of the Note.

     4.     RENEWAL  NOTE.  Simultaneously with the execution of this Amendment,
            -------------
the Borrowers have executed a Second Renewal Promissory Note (the "SECOND RENEWAL NOTE," a copy of which is attached hereto as Exhibit A) which
 -------------------
renews, replaces and supercedes the Notes. Upon the execution of this Amendment and the Second Renewal Note, the Notes shall be marked cancelled and returned to the Borrower. All references to the Notes as defined in Section 1.1.33 of the Credit Agreement and the Recitals of the Additional Stock Pledge Agreement shall be amended to state the "Second Renewal Note."

     5.     MISCELLANEOUS.
            -------------

          (a) The Agreement and the Additional Stock Purchase Agreement are reaffirmed and ratified in all respects, except as expressly provided herein.

          (b)  In  the  event of any conflict between the terms or provisions of
     (i) this Amendment and the Agreement or (ii) the Amendment and the Additional Stock Pledge Agreement, then this Amendment shall prevail in all respects. Otherwise, the provisions of the Agreement and the Additional Stock Pledge Agreement shall remain in full force and effect.

          (c) Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the meanings assigned to them in the Agreement and/or the Additional Stock Pledge Agreement, as the case may be.

          (d) The parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Amendment, which may be reasonably required for the implementation of this Amendment and the transactions contemplated hereby.

          (e) This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument. For purposes of authenticating this Amendment, facsimile signatures shall be deemed original.






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     IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be effective  on  the  date  first  written  above.

                                              "BORROWERS"

                                              AMERICAN  LEISURE  HOLDINGS,  INC.
                                              a  Nevada  corporation

--------------------------------              By:
(Signature  of  Witness)                          ------------------------------
                                              Its:
--------------------------------                  ------------------------------
(Printed  Name  of  Witness)


                                              CARIBBEAN  LEISURE  MARKETING  in
                                              LIMITED, an Antiguan limited
                                              company

--------------------------------              By:
(Signature  of  Witness)                          ------------------------------
                                              Its:
--------------------------------                  ------------------------------
(Printed  Name  of  Witness)


                                              CASTLECHART  LIMITED,  A  United
                                              Kingdom  private  limited  company

--------------------------------              By:
(Signature  of  Witness)                          ------------------------------
                                              Its:
--------------------------------                  ------------------------------
(Printed  Name  of  Witness)


                                              "LENDER"

                                              STANFORD VENTURE CAPITAL
                                              HOLDINGS, INC.

--------------------------------              By:
(Signature  of  Witness)                          ------------------------------
                                              Name:
--------------------------------                  ------------------------------
(Printed  Name  of  Witness)                  Title:
                                                    ----------------------------

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                                    EXHIBIT A

                         SECOND RENEWAL PROMISSORY NOTE







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